[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) EMERGING
                              MARKETS EQUITY FUND

                              SEMIANNUAL REPORT o NOVEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It
Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment-grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest direct in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard & Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the six months ended November 30, 2000, Class A shares of the fund provided a total return of -17.46%, Class B shares -17.70%, Class C shares -17.61%, and Class I shares -17.23%. These returns assume the reinvestment of any distributions and capital gains but exclude the effects of any sales charges, and compare to returns of -23.77% and -22.57%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, and the Lipper Emerging Markets Fund Index (the Lipper Index). During the same period, the average emerging market debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -22.79%. The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

Q. IT HAS BEEN A DIFFICULT ENVIRONMENT FOR EMERGING MARKETS IN RECENT MONTHS. WHAT HAS BEEN DRIVING THE POOR PERFORMANCE, AND WHAT'S YOUR OUTLOOK?

A. In recent months we've seen a lot of correlation between the performance of the U.S. market and that of emerging markets. As investors became increasingly concerned about stock valuations, whether future earnings could support those prices, and a potential slowdown in global economic growth, we've witnessed broad-based selling in emerging markets. While we're likely to see more volatility and weakness in emerging markets in the near term, our outlook is becoming increasingly positive. We're basing our outlook on the availability of attractively valued companies that are well managed, that are growing their businesses, and that represent solid long-term investments. Money has slowly but surely started to make its way back into sectors other than technology and telecommunications, and we believe this trend may mean more upside potential for companies such as Empresa and Petrochina in the aerospace and energy sectors.

Q. DESPITE THE DIFFICULT ENVIRONMENT, THE FUND OUTPERFORMED THE MSCI EMF INDEX, THE LIPPER INDEX, AND THE LIPPER CATEGORY AVERAGE DURING THE SIX-MONTH PERIOD. WHAT FACTORS CONTRIBUTED TO PERFORMANCE?

A. To the fund's advantage, we were quick to recognize that stock valuations for many technology and telecommunications companies had gotten very expensive relative to their earnings and business outlooks. Despite owning a number of technology companies with strong management teams and solid long-term prospects, we felt they were about to come under extreme pressure given the strong possibility for earnings disappointments and a slowdown in global economic activity. As a result, we significantly reduced the fund's exposure to technology and telecommunications stocks, especially those in Asia because that region seemed most vulnerable to an economic slowdown. These stocks have come under extreme pressure in recent months, and our underweighting relative to the index aided performance.

Q. WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO IN AN EFFORT TO IMPROVE RESULTS?

A. Early in the period, we significantly increased the fund's exposure to financial services and energy companies, which provided much needed stability in a volatile and weak environment for emerging markets. In addition, we continued to focus our efforts on extensive bottom-up fundamental research that led us to companies such as Brazilian aircraft manufacturer Empresa and Mexican airport operator Grupo Aeroportuario. We believe both of these holdings represent excellent value and strong long-term growth opportunities.

Q. WHICH HOLDINGS PROVIDED A BOOST TO TOTAL RETURN, AND WHICH ONES HURT PERFORMANCE?

A. In Russia, Latin America, and China most of our energy holdings such as Lukoil, AO Tatneft, Petrochina, and Petroleo Brasileiro provided an island of tranquility and generally favorable results amid stormy market conditions. Other holdings that aided performance were Israeli computer software manufacturer Check Point Software, Hong Kong business services company Li & Fung, and the Brazilian bank Banco Itau. It's difficult to pick out specific holdings that detracted from performance because we experienced weakness across most industries and geographical regions during the period. However, while we significantly reduced the fund's holdings in telecommunications companies, the majority of these stocks hurt performance. Holdings such as Korean Telecom and China Mobile were caught up in the widespread selloff in the sector.

Q. DO YOU AGREE WITH THE VIEW THAT WE ARE ON THE VERGE OF A GLOBAL ECONOMIC SLOWDOWN, AND HOW WOULD THAT AFFECT THE WAY YOU MANAGE THE FUND?

A. We have certainly seen numerous signs that global economic activity is slowing and is hitting the emerging markets, which typically depend very heavily on exports and healthy economic growth. At the same time, we have seen a couple of other factors affecting the global economy, namely, the steep increase in oil prices that has hit net importers of oil the hardest, and the implosion of the technology bubble. We've seen economies in Asia suffer the most because they are net importers of oil, and their markets are heavily concentrated in technology companies. Another factor that caused us to reduce our exposure to the Pacific Rim were signs that many Asian banks haven't completely recovered from the financial crisis they experienced a couple of years ago, which has hampered lending and future potential growth. As a result, we've concentrated on companies with positive business fundamentals within countries that export oil and are positively affected by higher oil prices, or in countries that are not as heavily reliant upon oil imports.

Q.  WHERE DID THIS LEAD YOU?

A. We significantly increased the fund's holdings in Mexico and South America during the period, but this decision wasn't based solely on the fact that many of these countries are net exporters of oil. We've seen structural changes finally take hold in South America and Mexico. Our research indicates that massive privatization has taken place, so governments no longer own these assets. Whether we're talking about banks, steel companies, oil companies, phone companies, or airports, management is now focused on maximizing profits. As a result, Latin America has transformed itself over the past 10 years and opened up to free trade, which has forced companies to become more competitive. Another reason for our enthusiasm is monetary policy. We think most of these countries are now very sensible and are running monetary policy for price stability, not for political reasons.

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS TO PROVIDE CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        OCTOBER 24, 1995

  CLASS INCEPTION:              CLASS A  OCTOBER 24, 1995
                                CLASS B  OCTOBER 24, 1995
                                CLASS C  JUNE 27, 1996
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $53.6 MILLION NET ASSETS AS OF NOVEMBER 30, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A
                                  6 Months   1 Year  3 Years  5 Years    Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                       -17.46%  -17.30%  -26.06%  -12.19%  -12.31%
-------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge               --     -17.30%  - 9.57%  - 2.57%  - 2.54%
-------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge               --     -21.23%  -11.03%  - 3.51%  - 3.47%
-------------------------------------------------------------------------------

CLASS B
                                  6 Months   1 Year  3 Years  5 Years    Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                       -17.70%  -17.70%  -27.16%  -14.38%  -14.55%
-------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge               --     -17.70%  -10.02%  - 3.06%  - 3.04%
-------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge               --     -20.99%  -10.92%  - 3.44%  - 3.22%
-------------------------------------------------------------------------------

CLASS C
                                  6 Months   1 Year  3 Years  5 Years    Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                       -17.61%  -17.66%  -26.95%  -14.02%  -14.19%
-------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge               --     -17.66%  - 9.94%  - 2.98%  - 2.96%
-------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge               --     -18.49%  - 9.94%  - 2.98%  - 2.96%
-------------------------------------------------------------------------------

CLASS I

                                  6 Months   1 Year  3 Years  5 Years    Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                       -17.23%  -16.86%  -24.89%  -10.39%  -10.51%
-------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge               --     -16.86%  - 9.10%  - 2.17%  - 2.15%
-------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, October 24, 1995, through November 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. Please see the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                   27.0%
                ENERGY                               17.3%
                UTILITIES & COMMUNICATIONS           17.1%
                BASIC MATERIALS                       8.6%
                CONSUMER STAPLES                      7.8%

TOP 10 STOCK HOLDINGS

HSBC HOLDINGS PLC  8.5%                     GRUPO AEROPORTUARIO DEL SURESTE
Global banking and financial services         S.A.  3.3%
  company                                   Airport operator in Mexico

TELEFONOS DE MEXICO S.A.  4.5%              BROKEN HILL PTY NPV  3.3%
Mexican telecommunications company          Australian mining company

STANDARD CHARTERED PLC  4.0%                PETROCHINA CO.  2.7%
U.K.-based emerging markets bank            Chinese oil and natural gas company

PETROLEO BRASILEIRO S.A.  3.6%              EMPRESA BRASILEIRA DE AERONAUTICA
Brazilian oil and natural gas company         S.A.  2.5%
                                            Brazilian aerospace and defense
CHINA PETROLEUM AND CHEMICALS                 company
  CORP.  3.4%
Chinese oil and natural gas company         GRUPO MODELO S.A. DE C.V.  2.0%
                                            Mexican brewery


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2000

Stocks - 94.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 92.2%
  Australia - 3.8%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                       49,420             $   390,592
    BHP Ltd. (Mining)                                                    160,960               1,649,054
                                                                                             -----------
                                                                                             $ 2,039,646
--------------------------------------------------------------------------------------------------------
  Brazil - 11.5%
    Banco Itau S.A. (Banks and Credit Cos.)                            7,679,400             $   584,726
    Brasil Telecom Participacoes, ADR (Telecommunications)                 2,870                 125,204
    Caemi Mineracao e Metalurgica S.A. (Minerals)                      2,111,500                 230,443
    Celular CRT Participacoes S.A. (Cellular Telecommunications)*            200                  54,822
    Celular CRT S.A. (Cellular Telecommunications)                             0                       2
    Cia Brasileira de Distribuicao Grupo Pao de Acucar,
      ADR (Supermarkets)                                                  16,230                 546,748
    Companhia De Bebidas Das Americas (Brewery)                           36,960                 780,780
    Companhia Vale Rio Doce, ADR (Mining)                                 11,760                 232,260
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace
      and Defense)                                                        45,690               1,259,331
    Petroleo Brasileiro S.A. (Oil)*                                       70,590               1,817,692
    Tele Centro Sul Participacoes S.A. (Telecommunications)            5,461,204                  36,343
    Tele Norte Celular Participacoes S.A., ADR (Celular
      Telecommunications)                                                  5,700                 171,000
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)                15,236                 339,001
                                                                                             -----------
                                                                                             $ 6,178,352
--------------------------------------------------------------------------------------------------------
  Chile - 1.9%
    Antofagasta Holdings PLC (Minerals)                                   20,500             $   111,861
    Banco De A. Edwards, ADR (Banks and Credit Cos.)*                     14,950                 183,137
    Banco Santander Chile, ADR, "A" (Banks and Credit Cos.)               10,980                 157,838
    Banco Santiago (Bank and Credit Cos.)                                  4,890                  97,800
    BBVA Banco BHIF (Financial Services)                                   4,200                  59,850
    Compania Cervecerias Unidas S.A., ADR (Brewery)                       18,080                 358,210
    Laboratorio Chile S.A., ADR (Pharmaceuticals)                          2,520                  40,320
                                                                                             -----------
                                                                                             $ 1,009,016
--------------------------------------------------------------------------------------------------------
  China - 8.3%
    China Mobile Hong Kong Ltd. (Cellular Telecommunications)            117,000             $   636,016
    China Mobile Hong Kong Ltd. (Cellular Telecommunications)*            29,410                 779,365
    China Petroleum and Chemicals Corp. (Oil and Natural Gas)*         9,598,000               1,698,151
    PetroChina Company Ltd. (Oil)                                      7,831,000               1,345,360
                                                                                             -----------
                                                                                             $ 4,458,892
--------------------------------------------------------------------------------------------------------
  Croatia - 0.6%
    Pliva d.d. Co. (Medical and Health Products)                           9,900             $   110,880
    Pliva d.d. Co., GDR (Medical and Health Products)                     20,510                 229,712
                                                                                             -----------
                                                                                             $   340,592
--------------------------------------------------------------------------------------------------------
  Egypt - 1.0%
    Al Ahram Beverage Co. S.A., GDR (Beverages)*                          19,180             $   249,340
    Egypt Mobile Phone (Telecommunications)*                              14,400                 300,207
                                                                                             -----------
                                                                                             $   549,547
--------------------------------------------------------------------------------------------------------
  Estonia - 0.7%
    AS Eesti Telekom, GDR (Telecommunications)                            22,860             $   350,812
--------------------------------------------------------------------------------------------------------
  Greece - 1.5%
    Cosmote Mobile Telecommunications (Telecommunications)*               40,500             $   287,505
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                12,560                 180,088
    Panafon Hellenic Telecom S.A. (Telecommunications)                    24,990                 172,616
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                               16,860                 172,815
                                                                                             -----------
                                                                                             $   813,024
--------------------------------------------------------------------------------------------------------
  Hong Kong - 10.6%
    Cosco Pacific Ltd. (Shipping Containers)##                           410,000             $   296,995
    Dah Sing Financial Group (Banks and Credit Cos.)                      98,400                 432,719
    HSBC Holdings PLC, HK REG (Holding Company and
      Other Investments)*                                                318,679               4,269,591
    Li & Fung Ltd. (Consumer Goods and Services)*                        318,000                 664,556
                                                                                             -----------
                                                                                             $ 5,663,861
--------------------------------------------------------------------------------------------------------
  Hungary - 0.6%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                       20,350             $   324,328
--------------------------------------------------------------------------------------------------------
  India - 1.3%
    Reliance Industries Ltd. (Conglomerate)##                             26,830             $   359,522
    Videsh Sanchar Nigam Ltd, GDR (Telecommunications)                     1,140                  10,189
    Videsh Sanchar Nigam Ltd., GDR (Telecommunications)*##                37,500                 349,421
                                                                                             -----------
                                                                                             $   719,132
--------------------------------------------------------------------------------------------------------
  Israel - 2.2%
    Bank Hapoalim Ltd. (Banks and Credit Cos.)                            57,000             $   150,301
    Bank Leumi Le Israel (Bank and Credit Cos.)                           72,500                 156,800
    Check Point Software Technologies Ltd. (Internet)*                     7,210                 739,926
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*           34,760                 143,385
                                                                                             -----------
                                                                                             $ 1,190,412
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.6%
    Petronas Gas Berhad (Natural Gas)##                                  167,000             $   298,850
--------------------------------------------------------------------------------------------------------
  Mexico - 16.5%
    Cemex S.A. de C.V. (Construction)                                      8,510             $   164,349
    Fomento Economico Mexicano S.A. (Beverages)                            4,835                 165,297
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                  116,960               1,681,300
    Grupo Continential S.A. (Beverages)                                  118,540                 133,588
    Grupo Financiero Banamex (Finance)*                                  290,400                 399,508
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                     163,900                 216,071
    Grupo Iusacell S.A. de C.V., ADR (Cellular Telecommunications)*       35,720                 397,385
    Grupo Mexico S.A. (Mining)*                                           56,220                 155,403
    Grupo Modelo S.A. de C.V. (Brewery)                                  416,130                 995,420
    Grupo Televisa S.A. de C.V., GDR (Entertainment)*                     17,750                 826,484
    Kimberly-Clark de Mexico S.A. de C.V. (Paper Products)               169,304                 422,990
    Organiz Soriana S.A., "B" (Retail)                                   121,952                 343,582
    Telefonos de Mexico S.A., ADR (Telecommunications)                    48,844               2,289,562
    Tubos de Acero de Mexico S.A. (Steel)                                 23,950                 324,523
    Wal-Mart de Mexico S.A. de C.V. (Retail)*                            154,660                 335,431
                                                                                             -----------
                                                                                             $ 8,850,893
--------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Banco Latinoamericano de Exportaciones, S.A. (Banks
      and Credit Cos.)                                                     7,590             $   207,302
--------------------------------------------------------------------------------------------------------
  Philippines - 0.6%
    Ayala Corp. (Real Estate)                                          1,004,000             $   146,037
    Bank of Philippine Islands (Banks and Credit Cos.)                   136,500                 147,530
                                                                                             -----------
                                                                                             $   293,567
--------------------------------------------------------------------------------------------------------
  Poland - 1.6%
    Polski Koncern Naftowy S.A., GDR (Oils)##                             66,370             $   587,374
    Telekomunikacja Polska S.A., GDR (Telecommunications)                 48,400                 256,520
                                                                                             -----------
                                                                                             $   843,894
--------------------------------------------------------------------------------------------------------
  Russia - 3.0%
    AO Tatneft, ADR (Oils)                                                33,470             $   269,852
    Lukoil Holdings, ADR (Oils)                                           15,360                 559,718
    Mobile Telesystems (Telecommunications)*                              12,830                 282,260
    Surgutneftegaz, ADR (Oils and Gas)                                    53,350                 504,158
                                                                                             -----------
                                                                                             $ 1,615,988
--------------------------------------------------------------------------------------------------------
  Singapore - 2.3%
    Datacraft Asia Ltd. (Computer Services)                              119,300             $   727,730
    DBS Group Holdings Ltd. (Financial Services)                          26,000                 295,050
    Singapore Exchange Ltd. (Security Exchange Services)*                277,000                 208,508
                                                                                             -----------
                                                                                             $ 1,231,288
--------------------------------------------------------------------------------------------------------
  South Africa - 8.5%
    Anglo American PLC (Metals)                                           12,064             $   619,362
    Anglo American PLC, ADR (Metals)                                       2,850                 147,131
    De Beers Centenary AG (Diamonds - Precious Stones)                    23,043                 621,859
    De Beers Consolidated Mines Ltd. (Mining)                              6,970                 186,883
    Investec Group Ltd. (Bank and Credit Cos.)                             9,450                 273,329
    Johnnic Communications Ltd. (Media)                                    8,130                 100,779
    Johnnic Holdings Ltd. (Media)                                         14,800                 116,382
    Liberty Life Association of Africa Ltd. (Insurance)                   43,338                 332,960
    Old Mutual PLC (Insurance)                                           277,370                 594,170
    Sasol Ltd. (Oil)                                                      73,138                 516,579
    South African Breweries Ltd. (Brewery)                                75,202                 447,648
    South African Breweries Ltd., ADR (Brewery)                           64,380                 388,807
    Standard Bank Investment Corp. Ltd. (Holding Company
      and Other Investments)*                                             63,110                 217,171
                                                                                             -----------
                                                                                             $ 4,563,060
--------------------------------------------------------------------------------------------------------
  South Korea - 3.0%
    Housing & Commercial Bank of Korea (Banks and Credit Cos.)            17,450             $   373,723
    Korea Telecom Corp. (Telecommunications)                              36,010                 981,273
    Samsung Securities Co. Ltd. (Finance)                                 16,280                 269,545
                                                                                             -----------
                                                                                             $ 1,624,541
--------------------------------------------------------------------------------------------------------
  Spain - 1.1%
    Repsol S.A. (Oil)                                                     35,650             $   583,769
--------------------------------------------------------------------------------------------------------
  Taiwan - 4.2%
    Acer, Inc., GDR (Computer Systems)                                   111,972             $   330,317
    Advanced Semiconductor Engineering Corp. (Electronics)*               72,080                 351,390
    Ritek Corp. (Computer - Software Systems)##                           37,950                 138,518
    Taipei Fund (Holding Company and Other Investments)*                     173                 981,256
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)        26,988                 453,736
                                                                                             -----------
                                                                                             $ 2,255,217
--------------------------------------------------------------------------------------------------------
  Thailand - 2.0%
    BEC World Public Co. Ltd. (Media)                                     94,900             $   477,102
    BEC World Public Co. Ltd. (Media)                                      3,900                  19,964
    PTT Exploration and Production Co. Ltd. (Natural Gas)*               230,000                 588,665
                                                                                             -----------
                                                                                             $ 1,085,731
--------------------------------------------------------------------------------------------------------
  Turkey - 0.6%
    Akbank T.A.S. (Banks and Credit Cos.)                             35,048,300             $   164,353
    Turkiye Garanti Bankasi (Banks and Credit Cos.)*                  25,237,600                 155,331
                                                                                             -----------
                                                                                             $   319,684
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.8%
    Standard Chartered PLC (Banks and Credit Cos.)*                      154,620             $ 2,009,293
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $49,420,691
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.8%
    ICN Pharmaceuticals, Inc. (Pharmaceuticals)                           20,980             $   706,764
    Santa Fe International Corp. (Oil and Gas Drilling)                   10,400                 256,750
                                                                                             -----------
                                                                                             $   963,514
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $57,042,762)                                             $50,384,205
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.3%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 12/01/00                      $       143             $   143,000
    Associates Corp. of North America, due 12/01/00                          213                 213,000
    Bank of America, due 12/01/00                                            127                 127,000
    Chase Nassau Time Deposit, due 12/01/00                                  130                 130,000
    Federal Home Loan Mortgage Discount Notes, due 12/01/00                  435                 435,000
    Gannett, Inc., due 1/04/01+                                              108                 107,331
    Gillette Co., due 12/01/00                                               592                 592,000
    Morgan (J.P.) & Co., Inc., due 12/01/00 - 12/13/00                       415                 414,696
    Morgan Stanley Dean Witter, due 12/01/00                                 160                 160,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $ 2,322,027
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $59,364,789)                                             $52,706,232

Other Assets, Less Liabilities - 1.7%                                                            889,671
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $53,595,903
--------------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $59,364,789)              $52,706,232
  Foreign currency, at value (identified cost, $88,174)                  84,573
  Cash                                                                   22,574
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         8,959,677
  Receivable for fund shares sold                                       103,156
  Receivable for investments sold                                       848,643
  Interest and dividends receivable                                      94,634
  Other assets                                                           25,633
                                                                    -----------
      Total assets                                                  $62,845,122
                                                                    -----------
Liabilities:
  Collateral for securities loaned, at value                        $ 8,959,677
  Payable for fund shares reacquired                                    102,431
  Payable for investments purchased                                      73,130
  Payable to affiliates -
    Management fee                                                        1,883
    Shareholder servicing agent fee                                         151
    Distribution and service fee                                          1,123
  Accrued expenses and other liabilities                                110,824
                                                                    -----------
      Total liabilities                                             $ 9,249,219
                                                                    -----------
Net assets                                                          $53,595,903
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $74,769,448
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (6,674,545)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (13,950,673)
  Accumulated net investment loss                                      (548,327)
                                                                    -----------
      Total                                                         $53,595,903
                                                                    ===========
Shares of beneficial interest outstanding                            4,265,115
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $25,734,423 / 2,030,251 shares of
    beneficial interest outstanding)                                  $12.68
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $13.31
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $23,970,482 / 1,923,286 shares of
    beneficial interest outstanding)                                  $12.46
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,160,573 / 254,837 shares of beneficial
     interest outstanding)                                            $12.40
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $730,425 / 56,741 shares of beneficial
    interest outstanding)                                             $12.87
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $     90,164
    Dividends                                                           486,420
    Foreign taxes withheld                                              (31,339)
                                                                   ------------
      Total investment income                                      $    545,245
                                                                   ------------
  Expenses -
    Management fee                                                 $    446,488
    Trustees' compensation                                                4,956
    Shareholder servicing agent fee                                      35,719
    Distribution and service fee (Class A)                               85,460
    Distribution and service fee (Class B)                              160,317
    Distribution and service fee (Class C)                               21,305
    Administrative fee                                                    5,571
    Custodian fee                                                        51,648
    Printing                                                             30,287
    Postage                                                              12,216
    Auditing fees                                                        11,697
    Legal fees                                                            1,958
    Miscellaneous                                                        88,418
                                                                   ------------
      Total expenses                                               $    956,040
    Fees paid indirectly                                                 (6,726)
    Reduction of expenses by investment adviser                         (58,679)
                                                                   ------------
      Net expenses                                                 $    890,635
                                                                   ------------
        Net investment loss                                        $   (345,390)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (3,219,526)
    Foreign currency transactions                                       (36,106)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (3,255,632)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $ (7,716,949)
    Translation of assets and liabilities in foreign currencies         (14,348)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (7,731,297)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(10,986,929)
                                                                   ------------
          Decrease in net assets from operations                   $(11,332,319)
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED               YEAR ENDED
                                                              NOVEMBER 30, 2000             MAY 31, 2000
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $   (345,390)            $  (900,256)
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (3,255,632)             11,172,535
  Net unrealized loss on investments and foreign currency
    translation                                                      (7,731,297)             (4,224,590)
                                                                   ------------             -----------
      Increase (decrease) in net assets from operations            $(11,332,319)            $ 6,047,689
                                                                   ------------             -----------
Net increase (decrease) in net assets from fund share
  transactions                                                     $ (9,685,892)            $ 2,354,272
                                                                   ------------             -----------
      Total increase (decrease) in net assets                      $(21,018,211)            $ 8,401,961
Net assets:
  At beginning of period                                             74,614,114              66,212,153
                                                                   ------------             -----------
  At end of period (including accumulated net investment
    loss of $548,327 and $202,937, respectively)                   $ 53,595,903             $74,614,114
                                                                   ============             ===========
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MAY 31,
                                SIX MONTHS ENDED         -------------------------------------------------       PERIOD ENDED
                               NOVEMBER 30, 2000             2000           1999         1998         1997      MAY 31, 1996*
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $15.35           $13.77         $16.06       $18.96       $16.52             $15.00
                                          ------           ------         ------       ------       ------             ------
Income from investment operations# -
  Net investment income (loss)(S)         $(0.06)          $(0.15)        $ 0.05       $(0.02)      $(0.07)            $ 0.04
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (2.61)            1.73          (2.25)       (2.64)        2.74               1.50
                                          ------           ------         ------       ------       ------             ------
      Total from investment
        operations                        $(2.67)          $ 1.58         $(2.20)      $(2.66)      $ 2.67             $ 1.54
                                          ------           ------         ------       ------       ------             ------
Less distributions declared to shareholders -
  From net investment income              $ --             $ --           $ --         $ --         $ --               $(0.02)
  From net realized gain on
    investments and foreign currency
    transactions                            --               --             --          (0.16)       (0.23)              --
  In excess of net investment income        --               --             --          (0.08)        --                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                            --               --            (0.09)        --           --                 --
                                          ------           ------         ------       ------       ------             ------
      Total distributions declared
        to shareholders                   $ --             $ --           $(0.09)      $(0.24)      $(0.23)            $(0.02)
                                          ------           ------         ------       ------       ------             ------
Net asset value - end of period           $12.68           $15.35         $13.77       $16.06       $18.96             $16.52
                                          ======           ======         ======       ======       ======             ======
Total return(+)                           (17.46)%++        11.47%        (13.56)%     (14.09)%      16.43%             10.24%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                              2.25%+           2.26%          2.45%        2.35%        2.51%              2.48%+
    Net investment income (loss)           (0.71)%+         (0.92)%         0.37%       (0.12)%      (0.42)%             0.35%+
Portfolio turnover                            72%             161%           108%          83%          47%                22%
Net assets at end of period
  (000 Omitted)                          $25,734          $34,515        $29,233      $36,669      $37,540            $19,861
  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
      1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the fund, the net investment income (loss) ratios would have been:
        Net investment income (loss)     $ (0.07)          $(0.17)       $  --        $ (0.02)     $ (0.06)           $  0.02
        Ratios (to average net assets):
          Expenses##                        2.42%+           2.40%          --           2.31%        2.45%              2.73%+
          Net investment income (loss)      0.87)%+         (1.06)%         --          (0.08)%      (0.37)%             0.10%+
    * For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 1996.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MAY 31,
                                SIX MONTHS ENDED         -------------------------------------------------       PERIOD ENDED
                               NOVEMBER 30, 2000             2000           1999         1998         1997     MAY 31, 1996**
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $15.13           $13.64         $16.00       $18.89       $16.47             $15.00
                                          ------           ------         ------       ------       ------             ------
Income from investment operations# -
  Net investment loss(S)                  $(0.09)          $(0.22)        $(0.01)      $(0.13)      $(0.15)            $(0.02)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (2.58)            1.71          (2.26)       (2.60)        2.73               1.50
                                          ------           ------         ------       ------       ------             ------
      Total from investment
        operations                        $(2.67)          $ 1.49         $(2.27)      $(2.73)      $ 2.58             $ 1.48
                                          ------           ------         ------       ------       ------             ------

Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions     $ --             $ --           $ --         $(0.16)      $(0.16)            $ --
  In excess of net investment income        --               --             --           --           --                (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                            --               --            (0.09)        --           --                 --
                                          ------           ------         ------       ------       ------             ------
      Total distributions declared
        to shareholders                   $ --             $ --           $(0.09)      $(0.16)      $(0.16)            $(0.01)
                                          ------           ------         ------       ------       ------             ------
Net asset value - end of period           $12.46           $15.13         $13.64       $16.00       $18.89             $16.47
                                          ======           ======         ======       ======       ======             ======
Total return                              (17.70)%++        11.00%        (14.05)%     (14.49)%      15.87%              9.85%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                              2.75%+           2.75%          2.95%        2.85%        3.04%              3.06%+
    Net investment loss                    (1.22)%+         (1.40)%        (0.09)%      (0.67)%      (0.87)%            (0.19)%+
Portfolio turnover                            72%             161%           108%          83%          47%                22%
Net assets at end of period
  (000 Omitted)                          $23,970          $34,374        $32,257      $39,978      $51,020            $20,021
  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
      1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the fund, the net investment income (loss) ratios would have been:
        Net investment loss               $(0.11)          $(0.24)        $ --         $(0.12)      $(0.14)            $(0.08)
        Ratios (to average net assets):
          Expenses##                        2.91%+           2.89%          --           2.81%        2.98%              3.30%+
          Net investment loss              (1.38)%+         (1.54)%         --          (0.63)%      (0.82)%            (0.44)%+
   ** For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 1996.
    + Annualized.
   ++ Not annualized.
    # Per share data is based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED            --------------------------------------         PERIOD ENDED
                                     NOVEMBER 30, 2000              2000            1999            1998        MAY 31, 1997***
                                           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $15.05            $13.57          $15.88          $18.76               $16.77
                                                ------            ------          ------          ------               ------
Income from investment operations# -
  Net investment loss(S)                        $(0.09)           $(0.21)         $(0.01)         $(0.12)              $(0.08)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (2.56)             1.69           (2.21)          (2.58)                2.36
                                                ------            ------          ------          ------               ------
      Total from investment operations          $(2.65)           $ 1.48          $(2.22)         $(2.70)              $ 2.28
                                                ------            ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                    $ --              $ --            $ --            $(0.02)              $ --
  From net realized gain on investments
    and foreign currency transactions             --                --              --             (0.16)               (0.29)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                --             (0.09)           --                   --
                                                ------            ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --              $ --            $(0.09)         $(0.18)              $(0.29)
                                                ------            ------          ------          ------               ------
Net asset value - end of period                 $12.40            $15.05          $13.57          $15.88               $18.76
                                                ======            ======          ======          ======               ======
Total return                                    (17.61)%++         10.91%         (13.84)%        (14.44)%             (13.89)%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                    2.75%+            2.75%           2.93%           2.84%                3.00%+
    Net investment loss                          (1.22)%+          (1.33)%         (0.10)%         (0.66)%              (0.48)%+
Portfolio turnover                                  72%              161%            108%             83%                  47%
Net assets at end of period (000 Omitted)       $3,161            $4,860          $4,182          $3,478               $2,659
  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
      1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the adviser voluntarily agreed to maintain total expenses of the fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the fund, the net investment loss ratios would have been:
        Net investment loss                     $(0.10)           $(0.23)         $ --            $(0.12)              $(0.07)
        Ratios (to average net assets):
          Expenses##                              2.91%+            2.89%           --              2.80%                2.97%+
          Net investment loss                    (1.38)%+          (1.47)%          --             (0.62)%              (0.39)%+
  *** For the period from the inception of Class C shares, June 27, 1996, through May 31, 1997.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED          ----------------------------------------         PERIOD ENDED
                                     NOVEMBER 30, 2000              2000            1999            1998        MAY 31, 1997****
                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $15.55            $13.88          $16.11          $19.00               $16.47
                                                ------            ------          ------          ------               ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.02)           $(0.07)         $ 0.11          $ 0.08               $ 0.10
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (2.66)             1.74           (2.25)          (2.65)                2.43
                                                ------            ------          ------          ------               ------
      Total from investment operations          $(2.68)           $ 1.67          $(2.14)         $(2.57)              $ 2.53
                                                ------            ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                    $ --              $ --            $ --            $(0.16)              $ --
  From net realized gain on investments
    and foreign currency transactions             --                --              --             (0.16)                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                --             (0.09)           --                   --
                                                ------            ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --              $ --            $(0.09)         $(0.32)              $ --
                                                ------            ------          ------          ------               ------
Net asset value - end of period                 $12.87            $15.55          $13.88          $16.11               $19.00
                                                ======            ======          ======          ======               ======
Total return                                    (17.23)%++         12.03%         (13.09)%        (13.66)%              15.36%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                    1.76%+            1.74%           1.96%           1.85%                2.01%+
    Net investment income (loss)                 (0.20)%+          (0.43)%          0.88%           0.43%                1.14%+
Portfolio turnover                                  72%              161%            108%             83%                  47%
Net assets at end of period (000 Omitted)         $730              $865            $540            $428                 $299
  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
      1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the adviser voluntarily agreed to maintain total expenses of the fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the fund, the net investment income (loss) ratios would have been:
        Net investment income                   $(0.03)           $(0.09)         $ --            $ 0.09               $ 0.10
        Ratios (to average net assets):
          Expenses##                              1.93%+            1.88%           --              1.81%                1.99%+
          Net investment income (loss)           (0.36)%+          (0.57)%          --              0.47%                1.14%+
 **** For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $8,194,986. These loans were collateralized by cash of $8,959,677 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                        SHARES       AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio         8,959,677      $8,519,278
                                                     ---------      ----------

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At May 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $9,430,506 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,456 for the period ended November 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                 0.0175%
          Next $2.5 billion                                0.0130%
          Next $2.5 billion                                0.0005%
          In excess of $7 billion                          0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $7,300 for the period ended November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund 's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,052 for the period ended November 30, 2000. Fees incurred under the distribution plan during the period ended November 30, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $ 1,608 and $157 for Class B and Class C shares, respectively, for the period ended November 30, 2000. Fees incurred under the distribution plan during the period ended November 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended November 30, 2000, were $196, $38,711, and $160 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $48,155,265 and $59,833,118, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $60,679,242
                                                                  -----------
Gross unrealized depreciation                                     (10,844,635)
                                                                  -----------
Gross unrealized appreciation                                     $ 2,871,625
                                                                  -----------
    Net unrealized depreciation                                   $(7,973,010)
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 SIX MONTHS ENDED NOVEMBER 30, 2000              YEAR ENDED MAY 31, 2000
                                 ----------------------------------        -----------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            1,751,998       $ 26,584,488        5,902,963        $ 93,421,425
Shares issued to shareholders in
  reinvestment of distributions              (18)              (211)             --                  --
Shares reacquired                     (1,970,071)       (29,984,618)      (5,777,949)        (91,804,744)
                                      ----------       ------------       ----------        ------------
    Net increase (decrease)             (218,091)      $ (3,400,341)         125,014        $  1,616,681
                                      ==========       ============       ==========        ============

Class B shares
                                 SIX MONTHS ENDED NOVEMBER 30, 2000              YEAR ENDED MAY 31, 2000
                                 ----------------------------------        -----------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              404,371       $  6,152,907        2,193,594        $ 35,396,874
Shares issued to shareholders in
  reinvestment of distributions              132              1,895             --                  --
Shares reacquired                       (752,765)       (11,419,605)      (2,286,554)        (35,259,852)
                                      ----------       ------------       ----------        ------------
    Net increase (decrease)             (348,262)      $ (5,264,803)         (92,960)       $    137,022
                                      ==========       ============       ==========        ============

Class C shares
                                 SIX MONTHS ENDED NOVEMBER 30, 2000              YEAR ENDED MAY 31, 2000
                                 ----------------------------------        -----------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              149,074       $  2,316,516        1,048,189        $ 15,826,673
Shares issued to shareholders in
  reinvestment of distributions             --                 --               --                  --
Shares reacquired                       (217,054)        (3,366,471)      (1,033,626)        (15,521,954)
                                      ----------       ------------       ----------        ------------
    Net increase (decrease)              (67,980)      $ (1,049,955)          14,563        $    304,719
                                      ==========       ============       ==========        ============

Class I shares
                                 SIX MONTHS ENDED NOVEMBER 30, 2000              YEAR ENDED MAY 31, 2000
                                 ----------------------------------        -----------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               15,518       $    247,005           89,114        $  1,594,854
Shares issued to shareholders in
  reinvestment of distributions             --                 --               --                  --
Shares reacquired                        (14,412)          (217,798)         (72,420)         (1,299,004)
                                      ----------       ------------       ----------        ------------
    Net increase                           1,106       $     29,207           16,694        $    295,850
                                      ==========       ============       ==========        ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $5,827 for the period ended. The average dollar amount of borrowings was $39,772 and the weighted average interest rate on these borrowings was 14.65%. A commitment fee of $260 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                         DATE OF         PRINCIPAL
DESCRIPTION          ACQUISITION            AMOUNT           COST          VALUE
--------------------------------------------------------------------------------
Gannett, Inc.         11/29/2000           108,000       $107,292       $107,331

MFS(R) EMERGING MARKETS EQUITY FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman, North American               8 a.m. to 8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                       toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                 a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                      your phone must be equipped with a
Boston, MA 02116-3741                                    Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) EMERGING MARKETS                                             ------------
EQUITY FUND                                                           PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                             FEM-3   1/01  20M   85/285/385/885